Exhibit 99.1

Operating Data Preview: 2Q 2026

July 16, 2026

Clearway Energy

Key Highlights

- 2Q 2026 Compensable Generation was lower than the volumes required to achieve the mid-point of FY2026 financial guidance, with the Wind and Solar segments producing approximately 5% fewer GWh than expected for the period.
- Lower-than-expected YTD 2026 Compensable Generation was driven particularly by lower than typical wind resource in CAISO and ERCOT, where the measured resource was 87% and 98%, respectively, of P-50 expectations due to this year's strong El Niño / Southern Oscillation ("ENSO") pattern that negatively affects wind resource in the USA.
- 2Q 2026 Plant Availability in the Solar and Flexible Generation segments remained high at 99% and 97%, respectively.
- 2Q 2026 Plant Availability in the Wind segment remained at 92% with evolutions in regions reflecting improvement campaigns focused on highest-value assets and lower levels offset by liquidated damages paid by third party OEMs.
- Compensable Generation and measured Performance Index for YTD 2026 reflect the low end of the range of quarterly CAFD Expectations for 1H26, as recently noted in the Q1 2026 earnings presentation referencing 2026 Quarterly Estimated Seasonality (and previously published in 3Q and 4Q 2025).

		1Q 2026	2Q 2026	3Q 2026	4Q 2026	YTD 2026
Net Capacity (MW)	West - CAISO	947	947	-	-	947
	West - Other	708	708	-	-	708
	Texas	1,288	1,288	-	-	1,288
	Midwest	447	447	-	-	447
	East	179	179	-	-	179
	Total Wind	**3,569**	**3,569**	**-**	**-**	**3,569**
	Total Solar	**3,249**	**3,249**	**-**	**-**	**3,249**
Plant Availability (%)	West - CAISO	92%	93%	-	-	93%
	West - Other	96%	95%	-	-	95%
	Texas	91%	89%	-	-	90%
	Midwest	97%	94%	-	-	95%
	East	94%	92%	-	-	93%
	Total Wind	**93%**	**92%**	**-**	**-**	**93%**
	Total Solar	**98%**	**99%**	**-**	**-**	**98%**
	Flexible Gen	**89%**	**97%**	**-**	**-**	**93%**
Compensable Generation (GWh)	West - CAISO	310	776	-	-	1,086
	West - Other	586	545	-	-	1,131
	Texas	1,413	1,399	-	-	2,812
	Midwest	413	383	-	-	797
	East	252	178	-	-	430
	Total Wind	**2,974**	**3,282**	**-**	**-**	**6,256**
	Total Solar	**2,297**	**3,585**	**-**	**-**	**5,882**
Performance Index (%)	West - CAISO	73%	96%	-	-	88%
	West - Other	100%	100%	-	-	100%
	Texas	104%	93%	-	-	98%
	Midwest	100%	94%	-	-	97%
	East	104%	101%	-	-	102%
	Total Wind	**94%**	**96%**	**-**	**-**	**95%**
	Total Solar	**99%**	**95%**	**-**	**-**	**96%**

Operating Data Preview: Notes & Disclosure July 16, 2026 Notes to Operating Data Preview 1) All metrics exclude equity method investment projects (San Juan Mesa, Elkhorn Ridge, Avenal, Desert Sunlight, and Cardinal Fengate JV) 2) “Flexible Generation” represents Equivalent Availability Factor (“EAF”) in the Plant Availability section 3) “Plant Availability” is weighted by the Net Capacity MW in the given region or technology 4) Performance Index is weighted based on volume-related revenue assumed in the guidance mid-point 5) “Compensable Generation” is the quantity of GWh for which a plant is compensated and is the sum of physically generated electricity plus electricity that could have been generated and is subject to compensation under customer or supplier agreements. 6) “Performance Index” is Compensable Generation as defined above, divided by generation assumed in the guidance mid-point Safe Harbor Disclosure • This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “expect,” “estimate,” "target," “anticipate,” “forecast,” “plan,” “outlook,” “believe,” “budget” and similar terms. Such forward-looking statements include, but are not limited to, statements regarding the Performance Index, Resource Index, budgeted generation levels and financial guidance of Clearway Energy, Inc. (the “Company”). • Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this presentation include the financial, operational and other risks and uncertainties that may affect the Company’s future results included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the Securities and Exchange Commission (the “SEC”), which are available at www.sec.gov. In addition, the Company makes available free of charge at www.clearwayenergy.com, copies of materials it files with, or furnishes to, the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and expressly disclaims any current intention to update such statements.